EXHIBIT 10.5


         AWARD/CONTRACT                     1.  THIS CONTRACT IS A RATED ORDER          RATING                     PAGE OF PAGE
                                                UNDER DPAS (15 CFR 350)                                              1      32

2.  CONTRACT (Proc. Inst. Indent.) NO.      3.  EFFECTIVE DATE                          4.  REQUISITION PURCHASE REQUEST/PROJECT NO.
    N01-CP-33060                                03/01/93

5.  ISSUED BY    CODE  261933060            6.  ADMINISTERED BY (IF OTHER THAN ITEM 5)           CODE

    National Cancer Institute                   ENVIRONMENTAL EPIDEMIOLOGY
    Research Contracts Branch, CECS             EPIDEMIOLOGY AND  BIOSTATISTICS PROGRAM
    Executive Plaza South,  Room 620            DIVISION OF CANCER  ETIOLOGY
    9000  Rockville Pike                        (RFP No. NCI-CP-21000-21)
    Bethesda, Maryland 20892

7.  NAME AND ADDRESS OF CONTRACTOR
    (No., street, city, county,
    State and ZIP Code)                    8.  Delivery

         BIOTECH RESEARCH LABORATORIES, INC.                                            FOB ORIGIN                FOB DESTINATION
         3 TAFT COURT                                                                   9.  DISCOUNT FOR PROMPT PAYMENT
         T HIGH RIS, MARYLAND  20850                                                    10. SUBMIT NOTICES             ITEM
                                                                                            (4 copies unless other-    SEE SECTION G
         PLACE OF PERFORMANCE:  ROCKVILLE, MARYLAND                                         wise specified) TO         ARTICLE G.3.

CODE                                FACILITY CODE                                       THE ADDRESS SHOWN IN:

11.  SHIP TO/MARK FOR      CODE                      12.  PAYMENT WILL BE MADE BY                CODE

         SEE SECTION C, ARTICLE C.2.                                   SEE SECTION G, ARTICLE G.3.

13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION          14.  ACCOUNTING AND APPROPRIATION DATA
                                                                            CAN1  38422985       TIN  1043152484A1
         10 U.S.C. 2304(c)  (     )         41 U.S.C. 253(c) (   )          CAN2             DOC. NO.  N1CP33060A
                                                                         OC CODE  25.3T          LOC

15A.  ITEM NO.             15B.  SUPPLIES/SERVICES            15C.  QUANTITY    15D.  UNIT       15E.  UNIT PRICE       15F.  AMOUNT

      TITLE:               LABORATORY SUPPORT FOR PROCESSING AND STORAGE OF BIOLO-
                           GICAL SPECIMENS FROM PERSONS AT HIGH RISK FROM CANCER

      CONTRACT PERIOD:  03/01/93 through 02/28/94.
      CONTRACT TYPE:    Cost-Plus Fixed Fee, TERM                                                                          558,106
      CURRENT OBLIGATION:
                                                                                                                   $
                                            15G.  TOTAL AMOUNT OF CONTRACT                                         $       898,011

                                                            16. TABLE OF CONTENTS

(()      SEC.              DESCRIPTION               PAGE(S)  (()      SEC.             DESCRIPTION                        PAGE(S)
                    PART I - THE SCHEDULE                                       PART II - CONTRACT CLAUSES
(        A        SOLICITATION/CONTRACT FORM            1     (        I        CONTRACT CLAUSES                           25
(        B        SUPPLIES OR SERVICES AND PRICES/COSTS  4       PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
(        C        DESCRIPTION/SPECS./WORK STATEMENT     7     (        J        LIST OF ATTACHMENTS                        32
(        D        PACKAGING AND MARKING                14     (  PART IV - REPRESENTATIONS AND INSTRUCTIONS
(        E        INSPECTION AND ACCEPTANCE            15              K        REPRESENTATIONS, CERTIFICATIONS AND
(        F        DELIVERIES OR PERFORMANCE            16                       OTHER STATEMENTS OF OFFERORS               32
(        G        CONTRACT ADMINISTRATION DATA         17              L        INSTRS., CONDS., AND NOTICES TO OFFERORS
(        H        SPECIAL CONTRACT REQUIREMENTS        22              M        EVALUATION FACTORS FOR AWARD

                                        CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is                  18. AWARD (Contractor is not required to sign this document.)
required to sign this document and return 1 copies to issuing          Your offer on Solicitation Number                          ,
office.)  Contractor agrees to furnish and deliver all items or        including the additions or changes made by you which
perform all the services set forth or otherwise identified above       additions or changes are set forth in full above, is hereby
and on any continuation sheets for the consideration stated            additions or items listed above and on any continuation
herein.  The rights and obligations of the parties to this             sheets.  This award consumates the contract which consists of
contract shall be subject to and governed by the following             the following documents:  (a)  the Government's solicitation
documents:  (a) this award/contract, (b)  the solicitation, if         and your offer, and (b) this award/contract.  No further
any, and (c) such provisions, representations, certifications,         contractual document is necessary.
and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein.)

19A.  NAME AND TITLE OF SIGNER (Type or Print)                         20A.  NAME OF CONTRACTING OFFICER
         /S/ MARK MANAK                                                         NANCY E COLEMAN
         VICE PRESIDENT

19B.  NAME OF CONTRACTOR                          19C.  DATE SIGNED    20B.  UNITED STATES OF AMERICA              20C.  DATE SIGNED
         /S/ Mark Manuk                                                BY  /S/ SIGNATURE UNREADABLE                  2/22/93
         (Signature of person authorized to sign)       2/22/93        (Signature of Contracting Officer)


NSW 7540-01-152-8069                                          26-107                    STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                               Prescribed by GSA
                                                                                        FAR (48 CFR) 53.214(a)

                                                        * GPO: 1985 0 - 461-275 (418)



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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060



                       DETAILED TABLE OF CONTRACT CONTENTS



PART I - THE SCHEDULE
         SECTION A - SOLICITATION/CONTRACT FORM...........................................................1

         SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS................................................4

                   ARTICLE B.1.  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES................................4
                   ARTICLE B.2.  ESTIMATED COST AND FIXED FEE.............................................4
                   ARTICLE B.3.  PROVISIONS APPLICABLE TO DIRECT COSTS....................................5
                   ARTICLE B.4.  ADVANCE UNDERSTANDINGS...................................................7

         SECTION C - DESCRIPTION/SPECIFICATIONS/WORKSTATEMENT.............................................7

                   ARTICLE C.1.  STATEMENT OF WORK........................................................7
                   ARTICLE C.2.  REPORTING REQUIREMENTS...................................................13

         SECTION  D  -  PACKAGING, MARKING AND SHIPPING...................................................14

                   ARTICLE D.1.  PACKAGING................................................................14
                   ARTICLE D.2.  MARKING..................................................................15
                   ARTICLE D.3.  SHIPPING.................................................................15

         SECTION  E - INSPECTION AND ACCEPTANCE...........................................................15

                   ARTICLE E.1.  INSPECTION AND ACCEPTANCE................................................15


         SECTION F - DELIVERIES OR PERFORMANCE............................................................16

                   ARTICLE F.1.  PERIOD OF PERFORMANCE....................................................16
                   ARTICLE F.2.  LEVEL OF EFFORT..........................................................16
                   ARTICLE F.3.  STOP WORK ORDER..........................................................17

         SECTION G - CONTRACT ADMINISTRATION DATA.........................................................17

                   ARTICLE G.1.  PROJECT OFFICER..........................................................17
                   ARTICLE G.2.  KEY PERSONNEL............................................................18
                   ARTICLE G.3.  INVOICE SUBMISSION.......................................................18
                   ARTICLE G.4.  CONTRACT FINICAL REPORT..................................................19
                   ARTICLE G.5.  INDIRECT COST RATES......................................................20
                   ARTICLE G.6.  GOVERNMENT PROPERTY......................................................20
                   ARTICLE G.7.  GOVERNMENT SUPPLY SOURCES................................................22






                                        2





                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


         SECTION H - SPECIAL CONTRACT REQUIREMENTS........................................................22

                   ARTICLE H.l.  REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND
                                 DEVELOPMENT PROJECTS.....................................................22
                   ARTICLE H.2.  HUMAN SUBJECTS...........................................................23
                   ARTICLE H.3.  HUMAN MATERIALS..........................................................23
                   ARTICLE H.4.  PRIVACY ACT..............................................................23
                   ARTICLE H.5.  OPTION PROVISION.........................................................23
                   ARTICLE H.6.  SALARY RATE LIMITATION IN FISCAL YEAR 1993...............................24
                   ARTICLE H.7.  CONFIDENTIALITY OF INFORMATION...........................................25

PART II

         SECTION I - CONTRACT CLAUSES.....................................................................25

                   ARTICLE I.1.  GENERAL CLAUSES FOR A COST-PLUS-A-FIXED-FEE CONTRACT.....................25
                   ARTICLE I.2.  AUTHORIZED SUBSTITUTIONS OF CLAUSES......................................29
                   ARTICLE I.3.  ADDITIONAL CONTRACT CLAUSES..............................................29
                   ARTICLE I.4.  ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT....................30

PART III
         SECTION J - LIST OF ATTACHMENTS..................................................................32

                  Invoice/Financing Request Instructions for NIH Cost-Reimbursement
                      Type Contracts......................................................................32
                  Financial Report of Individual Project/Contract, NIH 2706...............................32
                  Instructions for Completing form NIH 2706...............................................32
                  Privacy Act System of Records...........................................................32
                  Safety and Health.......................................................................32
                  Procurement of Certain Equipment........................................................32
                  Schedule II-A, Government Furnished Property............................................32

PART IV

         SECTION K - REPRESENTATIONS AND CERTIFICATIONS...................................................32

                  Representations and Certifications......................................................32





                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

Numerous scientific advancements have been accelerated by having available well-characterized biologic specimens collected from previous research efforts and then preserved for long-term storage. The Epidemiology and Biostatistics Program (EBP), Division of Cancer Etiology (DCE), National Cancer Institute
(NCI), has had a long history of collaboration with laboratory investigators involving the collection, testing and storage of biologic samples on patients with malignancies or at high risk of developing malignancies, as well as appropriate controls. The Contractor shall maintain a repository of biologic specimens for the Epidemiology and Biostatistics Program (EBP). This shall include frozen serum, plasma, urine, tumor tissue, tumor tissue extracts, whole red blood cells, separated and frozen white blood cells, or fractions of white blood cell populations, bone marrow cells, body fluids, lymphoblastoid cell lines, DNA, stool specimens or smears on slides and other types of specimens as specified by the Project Officer. These materials shall be maintained at optimum temperatures for long-term storage, including liquid nitrogen, if appropriate.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.      The estimated cost of Year 1 of this contract is $842,429.

b. If the Government exercises its options pursuant to ARTICLE H.5. of this contract, the estimated cost of this contract will be increased by $881,626 (Option 1, Year 2); $922,633 (Option 2, Year 3); $965,679
        (Option 3, Year 4).

c. The fixed fee for Year 1 of this contract is $55,582. The fixed fee shall be paid in direct ratio to the level of effort expended; that is, the percent of fee paid shall be equal to the percent of total effort expended. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the
        General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

d. If the Government exercises its options pursuant to ARTICLE H.5. of this contract, the fixed fee of this contract will be increased by $58,207 (Option 1, Year 2); $60,955 (Option 2, Year 3); $63,841 (Option 3, Year
        4).

e. The Government's obligation, represented by the sum of the estimated cost plus the fixed fee for Year 1 is $898,011.

f. If the Government exercises its options pursuant to ARTICLE H.5. of this contract, the Government's obligation represented by the sum of the estimated cost plus the fixed fee will be $939,833 (Option 1, Year 2); $983,588 (Option 2, Year 3); $1,029,520 (Option 3, Year 4).

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


g. Total funds currently available for payment of Year 1 and allotted to this contract are $558,106 of which $523,562 represents the estimated costs and of which $34,544 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in
        Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

h.      It  is  estimated  that  the  amount   currently   allotted  will  cover
        performance of the contract through October 15, 1993.

i. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.


ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.   Items Unallowable Unless Otherwise Provided

     Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

     1)   Acquisition, by purchase or lease, of any interest in real property;

     2)   Special rearrangement or alteration of facilities;

     3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

     4)   Travel to attend general scientific meetings;

     5)   Foreign travel - [See paragraph b.2), below.];

     6)   Patient care costs;

     7) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property, 1990, regardless of acquisition value.

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060

b.   Travel Costs

      1)   Domestic Travel

           a) No expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) are to be incurred in direct performance of this contract without the prior written approval of the Contracting Officer. In the event travel costs may be required as a direct cost to this contract, these costs must be approved in writing, in advance, by the Contracting Officer, and must be certified that the cost will not be included in the indirect costs.

           b) This contract is subject to the provisions of Section 24 of Public Law 99-234 which amends the Office of Federal Procurement Policy Act to provide that contractor costs for travel, including lodging, other subsistence, and incidental expenses, shall be allowable only to the extent that they do not exceed the amount allowed for Federal employees.

      2)   Foreign Travel

                 Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates;
                 (b) name(s) and title(s) of contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

     3)   Government Discount Air Travel Rates

           a) To the maximum extent practicable consistent with travel requirements, the Contractor agrees to use the reduced air transportation rates and services provided through available Government discount air fares. These fares are available only for bona-fide employees' travel that is otherwise reimbursable as a direct cost pursuant to this contract. The objective is to achieve the lowest overall cost to the Contractor and, thus, to the Government. The Contractor shall submit written requests to the Contracting Officer for authorization to use these rates. The request shall provide the full name of the traveler(s), the number of the contract for which the travel is being performed, the contract objective that is to be fulfilled, and the dates during which the

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


                  travel is to occur. Contracting Officer approval, if given, will be on official agency letterhead so that the letter can be presented to the airline as confirmation of the authorization.

           b) Nothing in this clause shall authorize transportation or services which are not otherwise reimbursable under this contract. Nothing in this clause requires air carriers to make available to the Contractor any Government discount airfares.


ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other  provisions  of this contract  notwithstanding,  approval of the following
items  within  the  limits  set  forth  is  hereby   granted   without   further
authorization from the Contracting Officer.

a.   Indirect Rates



           [Language Deleted due to Confidential Treatment Request.]




SECTION C - DESCRIPTION/SPECIFICATIONS/WORKSTATEMENT

ARTICLE C.1. STATEMENT OF WORK

a. Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work below:

     1) The Contractor shall provide the services described below in accordance with Contractor-developed, Government-approved protocols:

         a)  separation  and  viable   cryopreservation   of  blood  mononuclear
             lymphocytes;

         b) separation, aliquotting and storage of serum, plasma and/or urine as needed;

         c)  cryopreservation of bone marrow samples;

         d)  storage of tumor extracts;

         e)  cryopreservation of whole tumor tissue;





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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


         f)  cryopreservation of intact red blood cells;

         g) viable cryopreservation of previously established lymphoblastoid cell lines;

         h) storage of DNA and other biological materials as specified by the Project Officer;

         i)  extraction of DNA from biologic materials;

         j) specimen processing as required by NCI to preserve special biologic materials;

         k) logging in, labeling and tracking of each vial of each sample employing an NCI developed computerized specimen tracking system, including all laboratory safeguards to insure the fidelity and purity of each sample; and

         l) maintenance of the previously-established repository currently containing 300,000 biological specimens and allowance for an estimated increase of up to 25% of freezer storage space.

         These services shall be available routinely between the hours of 9:00 a.m. and 2:00 p.m., Monday through Friday, and at any other time (including nights, weekends and holidays) by special arrangement, usually with advance notice. A laboratory staff member shall be available during non-business hours for emergency specimen processing (as might occur when a patient dies). A biohazard area adequate for processing specimens with Acquired Immunodeficiency Syndrome (AIDS) shall be available for the processing of all biologic samples.

2) The Contractor shall supply messenger service to pick up specimens or inter-laboratory communication from medical care facilities in the Washington, D.C. area or at area transportation centers (i.e., Dulles, D.C. National and Baltimore/Washington Airports). This messenger service shall be supplied by the Contractor and not subcontracted to commercial carriers. All specimens submitted to the laboratory for processing shall be scheduled in advance, except in emergencies as detailed below. Specimens shall be delivered to the Contractor's laboratory within four hours of notification for pick-up. Specimens shall be protected from temperature extremes by use of insulated containers or other acceptable means as needed. A portable liquid nitrogen container for transport of frozen cells or tumor specimens shall also be required. Only specimens provided by or approved by the Project Officer shall be accepted for processing and storage by the Contractor.





                                        8



                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


3) The Contractor shall be responsible for recording and monitoring the location of all specimens that are being sent or received through use of a log book of all requests and specimens. The Contractor shall be responsible for monitoring, shipping and receipt of specimens to minimize delay or loss. If a specimen is not received within four hours of expected delivery, the Contractor shall inform the Project Officer by telephone. An after-hours telephone number of the Contractor's staff member shall be available to assist in this follow-up and the staff member shall be available at that number. The Contractor shall be responsible for tracing immediately the location of delinquent specimens not received when expected. All specimens that are of questionable research value shall be noted and the Project Officer immediately notified by telephone, as well as in writing, providing identifying names or numbers, quantity, place of origin, etc., so that repeat specimens can be obtained. The Contractor shall designate a specific individual to be responsible for after-hours specimen processing and name an alternate to act when the primary person is not available.

4) The Contractor shall maintain a repository of biologic specimens for the Epidemiology and Biostatistics Program (EBP). This shall include frozen serum, plasma, urine, tumor tissue, tumor tissue extracts, whole red blood cells, separated and frozen white blood cells, or fractions of white blood cell populations, bone marrow cells, body fluids, lymphoblastoid cell lines, DNA, stool specimens or smears on slides and other types of specimens as specified by the Project Officer. These materials shall be maintained at optimum temperatures for long-term storage, including liquid nitrogen, if appropriate.

5) All specimens will be submitted to the Contractor, accompanied by written identification of the specimen source, using forms supplied by the Project Officer. Specimens from members of NCI-associated families will be submitted with a unique Family Studies identification number to insure compatibility with NCI laboratory computer data bases. Specimens shall be assigned a unique code number which shall be the only identification of the specimen in future laboratory processing, dispersal, etc. This code number shall comply with the format and convention established by the NCI Project Officer. The name of the donor shall not be used in labeling of specimens or in correspondence concerning the specimen by laboratory personnel. Such labeling shall uniquely identify each vial of each specimen and the quality of that individual vial will be recorded and updated as needed in the NCI-developed computer system.

6) The Contractor shall provide and train primary and backup staff in the operation of a computerized record system for specimens which has been developed and furnished by the Project Officer. Using this system, the laboratory shall keep records of all manipulation on all specimens and accurately enter data on each specimen. The data shall include but not be limited to vial identification number, study ID, material type and




                                        9




                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060




        material description, volume or cell concentration, freezer location, subject ID, crisis events, data received, specimen vial quality, etc. Data shall be entered into the system within 48 hours of receipt or as specified by the NCI Project Officer. The Contractor shall be responsible for extracting this information from either data forms or floppy disks which will be transmitted with the samples. The Contractor shall also use this system to monitor and track all activities related to specimens. The Project Officer will supply computer support for generating management reports for the Contractor on a regular basis.

7) The Contractor shall prepare a variety of specimens for storage. Specifically, white blood cell separation, fractionation and viable cryopreservation, red blood cell cryopreservation, serum separation and storage of aliquots of 0.5 ml, plasma separation and storage, tumor tissue freezing, tumor tissue extracts, urine, serum, or blood fluid lyophilization, freezing and/or extraction of stool specimens and other techniques as required. Specimens shall be stored in containers impervious to entry of CO2 so that they can be shipped on dry ice. In order to ensure the viability of valuable specimens, the Contractor shall be prepared to have appropriate personnel travel to a contract site, foreign or domestic, to train local staff on optimal techniques for freezing viable material.

8) Freezers shall be equipped with a stylus recording system indicating consistency of temperature which shall be reviewed frequently each day at specified times. Freezer malfunctions must give warning by means of an alarm system. The Contractor must provide a central alarm system monitored 24-hours a day, 365 days a year. A switch-operated electric generator of appropriate wattage for these particular freezers shall be hooked up and on standby in the event of a major power outage. Liquid nitrogen freezers must have automatic filling mechanisms drawing on a constant central source of liquid nitrogen with emergency back-up. All unplanned defrostings must be logged, giving date and times during which defrostings were in effect and temperature reached, and reported by telephone as soon as possible to the Project Officer. The circumstances of the defrosting shall be reported immediately to the Project Officer in writing, giving full particulars.

9) The laboratory shall keep clear records of all manipulations on all specimens and carefully document specimen type, volume, cell concentration, source, "crisis events", etc. for each sample. The exact freezer location shall be known for each specimen and shall be kept in a master log which is easy to understand. Information shall be supplied routinely to the NCI Project Officer on forms designed and supplied by NCI in conjunction with laboratory personnel. These records shall include number of vials, exact location of vials and specimen type. The Contractor shall conduct a complete inventory of all stored specimens on an annual basis. Thorough quality control protocols must be designed, documented and


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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


        approved by the NCI Project Officer. These protocols must be rigorously implemented in the conduct of the inventories. The results of each inventory shall be documented in the Annual Technical Progress Report.

10) The Contractor shall respond only to written requests for biological specimens from collaborating investigators, which have been approved by the NCI Project Officer or his/her designee(s). Specimens shall not be sent to any investigators without a written request from the NCI Project Officer or his/her designee(s). A copy of this written request and Contractor-generated correspondence shall be sent to the NCI Project Officer. All written requests for specimen distribution shall be acted upon within four working days of receipt, unless permission to delay such action is obtained from the Project Officer.

        The Contractor shall not supply the outside collaborator with any information concerning the biological specimens other than code number, specimen type or other information essential to specimen processing. Requests for identification of the patient, the diagnosis, demographic information or other such information shall be referred to the NCI Project Officer.

        The Contractor shall never send out the last vial from a particular specimen without explicit authorization from the Project Officer.

        The Contractor shall prepare specimens for shipment, supply shipping containers appropriate to maintain specimens in the proper state (cool, frozen, deep frozen, etc.) and make arrangements through commercial air freight companies and other carriers to send biologic specimens to collaborating investigators in an expeditious (e.g., overnight or same day) fashion. For immunologic or genetic typing studies, the Contractor shall prepare specimens for delivery to the local HLA typing laboratory or immune function laboratory in a suitable form. The local in-house delivery service shall be used for these particular specimens to ensure expeditious delivery under optimum conditions. In some cases, commercial freight companies shall be used in overnight shipments to investigators in other cities. The Contractor shall be responsible for notifying the receiving laboratory of the specimens shipment and anticipated arrival time to insure that the receiving laboratory is prepared to receive the specimens. All specimens for both immunologic testing and HLA typing and serum or other type storage shall be processed by the Contractor. Peripheral blood cells shall be aliquoted for storage in suitable quantities for subsequent testing. Other specimens, such as red blood cells, plasma, serum, urine, stool, tumor tissue, and body fluids shall be processed for storage.

11) A large repository of sera and cells used for immunogenetic tissue typing shall be inventoried, stored and maintained under this contract. This shall include preparing appropriate inventory forms for specimen storage, retrieval and shipment.


                                       11




                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


        The laboratory shall retain written, hard-copy records of inventory sheets and shall supply copies in suitable form for computer entry by NCI computer support personnel. Laboratory personnel shall verify the accuracy of information as it is entered in the computer against the original data, and errors shall be corrected.

12) The Contractor shall be prepared to process up to 1100 mls. of blood per day four days per week for lymphocyte harvesting (these samples coming from as many as 60 donors per day). For this aspect of the contract, it is anticipated that technicians shall be available at least one day per weekend through the entire period of this contract (the weekend blood samples will be less than 200 mls. and from less than five donors). The Contractor shall also be prepared to receive and process approximately 5000 serum vials from up to 400 individuals and approximately 250 mls. whole blood per month for plasma and red blood cell storage.

13) The Contractor shall handle international shipments of biological specimens (blood components, urine, gastric juice, and biopsy specimen) and clearance of these shipments through U.S. and foreign customs. Most of these samples are being collected in a collaborative study with the Beijing Institute for Cancer Research investigating causes of stomach cancer. Pan Alpina, a European company with officers in Beijing and Northern Virginia, will ship these samples from China to the U.S. West Coast, clear them through U.S. customs, and then transfer them to Federal Express for shipment to various laboratories in the U.S. or to the Contractor's own facilities for short-term storage. In addition, Pan Alpina will occasionally ship samples from the U.S. via the Contractor's short-term storage facilities to laboratories outside the U.S. The
        Contractor shall serve as the liaison between Biostatistics Branch scientists and Pan Alpina and must work closely with Pan Alpina to coordinate these shipments. Close coordination is vital because these samples need to be kept frozen with dry ice, and freezer-to-freezer shipping time must be less than 72 hours. Delays of just one or two days will seriously jeopardize months of scientific and medical work.

        Another large group of samples (estimated to be at least 40,000 aliquots of sera and 20,000 cervical swabs) will be shipped from Costa Rica and shall require similar clearance, transfer, and storage. A separate shipping/customs agent shall be procured by the Contractor to provide this service. Large quantities of samples are shipped from London, Europe, the West Indies, Africa and other geographic locales. In each instance, the repository Contractor shall have responsibility for coordinating logistics to insure their timely arrival, including contracting with appropriate customs brokers and agents to expedite shipment and customs clearances.




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                                             Biotech Research Laboratories, Inc.
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ARTICLE C.2. REPORTING REQUIREMENTS

a.   Technical Progress Reports

     In addition to those reports required by the other terms of this contract, the contractor shall prepare and submit the following reports during the period of performance of this contract:

     1)  Monthly Computerized and Written Reports

         The Contractor shall submit Monthly Computerized and Written Reports summarizing the status of all newly received specimens and outlining all dispersals by the laboratory. A summary of all correspondence consisting of requests for shipment, cover letters and inquiries from outside collaborators shall be submitted monthly to the NCI Project Officer and copies made available upon request. Emphasis shall be on conciseness as well as comprehensiveness.

         The first monthly report shall cover the period consisting of the first full calendar month following the effective date of the contract and any fractional part of the initial month and shall be due on or before April 15, 1993. Thereafter, monthly reports shall be due on or before the 15th day of the month following each monthly reporting period. The submission of monthly reports shall continue through the exercise of each option period. A Monthly Computerized and Written Report shall not be required when submitting the Annual Reports or the Final Report.

     2)  Annual Technical Progress Reports

         The Contractor shall prepare Annual Technical Progress Reports which explain the progress of work performed under this contract. Each report shall describe the progress of the project to date, noting all technical areas in which the effort is being directed and indicating the status of work in each area. This report shall include: (a) a quantitative summary of the numbers of specimens processed by the Contractor, their type and investigator source; (b) shipments and logistics; (c) an indication of any current problems which may impede performance under the contract and the proposed corrective action, and
         (d) a discussion of work to be performed during the next reporting period. The annual report shall, in addition, include a complete, up-to-date inventory of the Repository and its contents. Additional interim reports may be requested as necessary.

         The first annual report shall cover the period consisting of the first full year following the effective date of the contract and shall be due on or before February 28, 1994. If the Government exercises its options pursuant to ARTICLE H.5., the annual report will be due on/before the expiration date of each option year. If the Government does not exercise its options, the annual report shall cover the period consisting of the first full year following the effective date of this contract through the



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         expiration  date of the current  option period and shall  represent the
         Final Technical Progress Report. Emphasis shall be on conciseness as well as comprehensiveness. A separate Annual Technical Progress Report shall not be required when submitting the Final Report.

       3)   Final Technical Progress Report

         The Contractor shall submit a Final Technical Progress Report on or before the expiration date of the contract. The Final Report shall include information in sufficient detail to describe comprehensively the results achieved and shall include a summation of the work performed for the entire contract period of performance.

       4)   Summary of Salient Results

         The Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

b.    Addresses for Submission of Technical Progress Reports

      Technical progress reports shall be addressed to:

      ORIGINAL TO:        Contracting Officer
                          Cancer Etiology Contracts Section
                          Research Contracts Branch, OD
                          National Cancer Institute
                          Executive Plaza South, Suite 620
                          Bethesda, Maryland 20892

      TWO COPIES TO:      Project Officer
                          Viral Epidemiology Branch
                          Epidemiology & Biostatistics Program
                          Division of Cancer Etiology
                          National Cancer Institute
                          Executive Plaza North, Suite 434
                          Bethesda, Maryland 20892


SECTION D - PACKAGING, MARKING AND SHIPPING

ARTICLE D.1. PACKAGING

Specimens shall be protected from temperature extremes by use of insulated containers or other acceptable means as needed. A portable liquid nitrogen container for transport of frozen cells shall also be required.






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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060



ARTICLE D.2. MARKING

All deliverables under this contract shall be clearly identified with the subject contract number. All specimens shall be submitted to the Contractor, accompanied by written identification of the specimen source, using forms supplied by the Project Officer. All specimens from members of the NCI-associated families will be submitted with a unique alpha-numeric code number which will be the only identification of the specimen in future laboratory processing, dispersal, etc. The name of the donor shall not be used in the labeling of specimens by laboratory personnel. No names of persons enrolled in AIDS-associated studies shall be written on vials.

ARTICLE D.3.  SHIPPING

The Contractor shall prepare specimens for shipment, supply shipping containers appropriate to maintain specimens in the proper state (cool, frozen, deep frozen, etc.) and make arrangements through commercial air freight companies and other carriers to send biologic specimens to collaborating investigators in an expeditious (e.g., overnight or same day) fashion. For immunologic or genetic typing studies, the Contractor shall prepare specimens for delivery to the local Human Leukocyte Antigen (HLA) typing laboratory or immune function laboratory in a suitable form. The local in-house delivery service shall be used for these particular specimens to ensure expeditious delivery under optimum conditions. In some cases, commercial freight companies shall be used for overnight shipments to investigators in other cities. The Contractor shall be responsible for notifying the receiving laboratory of the specimens shipment and anticipated arrival time to insure that the receiving laboratory is prepared to receive the specimens.

SECTION E - INSPECTION AND ACCEPTANCE

ARTICLE E.1. INSPECTION AND ACCEPTANCE

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE, the Project Officer identified in ARTICLE G.1., is the authorized representative of the Contracting Officer.

c.   Inspection  and  acceptance  will  be  performed  at  the  National  Cancer
     Institute, Division of Cancer Etiology, Viral Epidemiology Branch, Epidemiology & Biostatistics Program, 6130 Executive Boulevard, Executive Plaza North, Room 434, Rockville, Maryland 20852.

     Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.




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d.   This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FAR 52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT - (SHORT FORM) (APRIL 1984).


SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1,  PERIOD OF PERFORMANCE

The period of performance of Year 1 of this contract shall be from March 1, 1993 through February 28, 1994.

If the Government exercises its options pursuant to ARTICLE H.5. of this contract, the period of performance of this contract will be:

       Option 1, Year 2 -- March 1, 1994 through  February  28, 1995.
       Option 2, Year 3 -- March 1, 1995 through February 29, 1996. Option 3, Year 4 -- March 1, 1996 through February 28, 1997.


ARTICLE F.2. LEVEL OF EFFORT

a. During Year 1 of this contract, the Contractor shall provide [Language Deleted due to Confidential Treatment Request.] total direct labor hours. If the Government exercises its options pursuant to ARTICLE H.5. of this contract, the total direct labor hours of this contract will be increased by [Language Deleted due to Confidential Treatment Request.] labor hours (Option 1, Year 2); [Language Deleted due to Confidential Treatment Request.] labor hours (Option 2, Year 3); [Language Deleted due to Confidential Treatment Request.] labor hours (Option 3, Year 4). The labor hours exclude vacation, sick leave, and holiday. It is estimated that the labor hours are constituted as specified below and will be expended approximately as follows:


                                               Option 1   Option 2     Option 3
      Labor Category                Year 1       Year 2     Year 3       Year 4
      --------------                ------       ------     ------       ------



           [Language Deleted due to Confidential Treatment Request.]



                     TOTALS

b. The Contractor shall have satisfied the requirement herein if not less than 90% nor more than 110% of the total direct labor hours specified herein are furnished. Accordingly, the Contractor shall not expend more than 110%.



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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060



c. In the event fewer hours than the minimum specified number of direct labor hours in the total categories are used by the Contractor in accomplishing the prescribed work and the Government has not invoked its rights under the FAR Clause 52.249-6, TERMINATION (Cost-Reimbursement), incorporated in this contract, these parties agree that the fee will be adjusted based solely upon the quantity of hours by which the number of direct labor hours furnished is less than the number of direct labor hours specified in this ARTICLE. The resulting adjustment shall be evidenced by a contract modification.


ARTICLE F.3.  STOP WORK ORDER

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:
     52.212-13, STOP WORK ORDER (AUGUST 1989) with ALTERNATE I (APRIL 1984).


SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer(s) will represent the Government for the purpose of this contract:

           Dr. Paul A. Levine, Project Officer
           Dr. William A. Blattner, Assistant Project Officer

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:
(1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.






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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060



ARTICLE G.2. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in this contract, the following individual(s) is/are considered to be essential to the work being performed hereunder:

                    NAME                           TITLE
                    ----                           -----

      Dr. Hanna Weissberger              Principal Investigator
      Radhika Uppaluri                   Laboratory Manager


ARTICLE G.3. INVOICE SUBMISSION

a. Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts NIH(RC)-l are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

        Invoices/financing requests shall be submitted concurrently as follows:

     1)   An original and two copies to the following designated payment office:

                          National Institutes of Health
                          Division of Financial Management
                          Chief, Contracts Section FAAB
                          Building 31, Room BlBO5A
                          9000 Rockville Pike
                          Bethesda, Maryland 20892

      2)   Three copies to the following approving officer:

                          Contracting Officer
                          Cancer Etiology Contracts Section
                          Research Contracts Branch, OD
                          National Cancer Institute, NIH
                          Executive Plaza South, Suite 620
                          Bethesda, Maryland  20892

     Inquiries  regarding   payment  of  invoices  should  be  directed  to  the
        designated payment office,  attention of Chief,  Contracts Section, FAAB
        (301) 496-6452.





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                                             Biotech Research Laboratories, Inc.
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b.   The Contractor  shall include the following  certification on every invoice for reimbursable costs incurred with Fiscal Year 1993 funds. For billing purposes, certified invoices are required for the billing period during which Fiscal Year 1993 funds were initially charged through the final billing period utilizing the Fiscal Year 1993 funds:

             "I hereby certify that the salaries charged in this invoice are in compliance with P.L. 102-394 and ARTICLE H.6. of the above referenced contract."


ARTICLE G.4. CONTRACT FINANCIAL REPORT

a. Financial reports on the attached Form NIH 2706, Financial Report of Individual Project/Contract, shall be submitted by the Contractor in accordance with the Instructions for Completing Form NIH 2706, which accompany the form, in an original and two copies, not later than the 30th working day after the close of the reporting period. The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are listed in paragraph e., below. Subsequent changes and/or additions in the line entries shall be made in writing.

b. Unless otherwise stated in that part of the Instructions for Completing Form NIH 2706, entitled "PREPARATION INSTRUCTIONS," all columns A through J, shall be completed for each report submitted.

c. The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month. Thereafter, reports will be on a quarterly basis.

d. The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports. This clause does not supersede the record retention requirements in FAR Part 4.7.

e.   The following is a listing of expenditure categories to be reported:

       Expenditure Category
                  A
       --------------------

             1) Direct Labor
             2) Overhead
             3) Materials & Supplies
             4) Shipping
             5) Freezer Maintenance and Repair
             6) G&A
             7) Fixed Fee
             8) Government Furnished Equipment
             9) TOTAL CPFF



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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


ARTICLE G.5. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in Part II, Section I, the cognizant Contracting Officer responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

            Chief, Financial Advisory Services Branch
            Division of Contracts and Grants
            Building 31, Room 1B43
            9000 Rockville Pike
            National Institutes of Health
            Bethesda, Maryland 20892

These rates are hereby incorporated without further action of the Contracting Officer.


ARTICLE G.6. GOVERNMENT PROPERTY

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in Section I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control of Government Property, (1990), which is incorporated into this contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contract Property Administrator.

     This contract's Contract Property Administrator is:

            David A. Hubbard, II
            Contracts Property Administrator
            Research Contracts Property Administration, NIH
            Building 13, Room 2E-65
            9000 Rockville Pike
            Bethesda, Maryland 20892
            (301) 496-6467

b.   Contractor-Acquired Government Property - Schedule I-B

     Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor will be authorized to acquire the property listed in
     Schedule I-B, below, for use in direct performance of the contract, following receipt of the Contracting Officer's written approval, based on contractor-furnished prices and evidence of competition.






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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


                                  SCHEDULE I-B

Year 1:
                                                                    Total
                                                Estimated          Estimated
     Item                       Quantity        Unit Price           Cost
     ----                       --------        ----------           ----

Forma Freezers                     4            $4,794.00          $19,176
Forma Racks                      132               $52.00            6,864
MVE Liquid
   Nitrogen Freezers               2            $9,579.00           19,158
MVE Racks                         40               $80.00            3,200

       Year 1 Total Est. Cost:                                     $48,398


Option 1 (Year 2):
                                                                     Total
                                                Estimated          Estimated
     Item                       Quantity        Unit Price            Cost
     ----                       --------        ----------            ----

Forma Freezers                     4            $5,034.00          $20,136
Forma Racks                      132               $54.59            7,206
MVE Liquid
   Nitrogen Freezers               2           $10,058.00           20,116
MVE Racks                         40               $84.00            3,360

       Option 1 (Year 2) Total Est. Cost:                          $50,818


Option 2 (Year 3):
                                                                    Total
                                               Estimated          Estimated
    Item                       Quantity        Unit Price            Cost
    ----                       --------        ----------            ----

Forma Freezers                     4            $5,285.75          $21,143
Forma Racks                      132               $57.32            7,566
MVE Liquid
   Nitrogen Freezers               2           $10,561.00           21,122
MVE Racks                         40               $88.20            3,528

       Option 2 (Year 3) Total Est. Cost:                          $53,359






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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


       Option 3 (Year 4):
                                                                           Total
                                                     Estimated         Estimated
           Item                       Quantity       Unit Price            Cost
           ----                       --------       ----------            ----

       Forma Freezers                    4            $5,550.00          $22,200
       Forma Racks                     132               $60.18            7,944
       MVE Liquid
         Nitrogen Freezers               2          $11,089.00            22,178
       MVE Racks                        40               $92.62            3,705

             Option 3 (Year 4) Total Est. Cost:                          $56,027


c.   Government Furnished Property - Schedule II-A

     Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to retain custody of the property listed in the attached Schedule II-A (ATTACHMENT 7) for use in direct performance of this contract. Accountability for the items listed in
     Schedule II-A is hereby transferred to this contract from predecessor Contract No. N01-CP-95663, under which these items were provided by the Government. Title to this property shall remain in the Government.


ARTICLE G.7. GOVERNMENT SUPPLY SOURCES

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

     FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE 52.251-01, GOVERNMENT SUPPLY SOURCES


SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.l. REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT PROJECTS

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totalling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.


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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2. HUMAN SUBJECTS

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, shall be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.

ARTICLE H.3. HUMAN MATERIALS

It is understood that the acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States and that no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.4.  PRIVACY ACT

This procurement action requires the Contractor to do one or more of the following: design, develop, or operate a system of records on individuals to accomplish an agency function in accordance with the Privacy Act of 1974, Public Law 93-579, December 31, 1974 (5 USC 552a) and applicable agency regulations. Violation of the Act may involve the imposition of criminal penalties.

The Privacy Act System of Records applicable to this project is Number 09-25-0130. This document is incorporated into this contract as ATTACHMENT 4.

ARTICLE H.5. OPTION PROVISION

a. Unless the Government exercises its option pursuant to paragraph b. of this article, the contract will consist only of YEAR 1 of the Statement of Work as defined in Sections C and F of the contract. Pursuant to FAR 52.217-9 set forth in paragraph b., below, the Government may, by unilateral contract




                                       23


                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


     modification, require the Contractor to perform Years 2 through 4 (Options 2 through 3) of the Statement of Work as also defined in Sections C and F of the contract. If the Government exercises these options, notice must be given at least 60 days prior to the expiration date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in ARTICLE B.2.

b.   FAR 52,217-9. OPTION TO EXTEND THE TERM OF THE CONTRACT (MARCH 1989)

     (a) The Government may extend the term of this contract by written notice to the Contractor within the time specified within the Schedule; provided, that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 60 calendar days before the contract expires. The preliminary notice does not commit the Government to an extension.

     (b) If the Government exercises this option, the extended contract shall be considered to include this option provision.

     (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed four years.

                                 (End of clause)


ARTICLE H.6. SALARY RATE LIMITATION IN FISCAL YEAR 1993

a. Pursuant to Public Law (P.L.) 102-394, no NIH Fiscal Year 1993 (October 1, 1992 - September 30, 1993) funds may be used to pay the direct salary of an individual through this contract at a rate in excess of $125,000 per year (direct salary is exclusive of Overhead, Fringe Benefits and General and Administrative Expenses). The $125,000 per year salary rate limit also applies to individuals proposed under subcontracts. If this is a multi-year contract, it may be subject to unilateral modification by the Government if an individual's salary rate exceeds any salary rate ceiling established in future HHS appropriation acts. P.L.
        102-394 states in pertinent part:

             "None of the funds appropriated in this title for the National Institutes of Health and the Substance Abuse and Mental Health Services Administration shall be used to pay the salary of an individual through a grant or extramural mechanism at a rate in excess of $125,000 per year."





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                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


ARTICLE H.7. CONFIDENTIALITY OF INFORMATION

The following information is covered by HHSAR Clause 352.224-70, Confidentiality of Information (APRIL 1984):

a.   Identification of the specimen source or donor name;
b.   All records of manipulations on all specimens;
c. Information concerning the identification of the patient, the diagnosis, demographic information or other such information;
d.   Written, hard-copy records of inventory sheets;


                                     PART II


SECTION I - CONTRACT CLAUSES

ARTICLE I.1 GENERAL CLAUSES FOR A COST-PLUS-A-FIXED-FEE CONTRACT - CLAUSES INCORPORATED BY REFERENCE (APRIL 1984)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available [FAR 52.252-2 (JUNE
1988)].

a.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

         FAR
      CLAUSE NO.     TITLE AND DATE

      52.203-1       Officials Not to Benefit (APRIL 1984)

      52.203-3       Gratuities (APRIL 1984)

      52.203-5       Covenant Against Contingent Fees (APRIL 1984)

      52.203-6       Restrictions on Subcontractor Sales to the Government (JULY
                     1985)

      52.203-7       Anti-Kickback Procedures (OCTOBER 1988)

      52.203-10      Price or Fee  Adjustment  for Illegal or Improper  Activity
                     (SEPTEMBER 1990)

      52.203-12      Limitation  on  Payments  to  Influence   Certain   Federal
                     Transactions (Over $100,000) (JANUARY 1990)

      52.209-6 Protecting the Government's Interests when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (NOVEMBER 1992)


                                                                         (12/92)
                                       25



                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


        FAR
      CLAUSE NO.     TITLE AND DATE

      52.215-1       Examination  of Records by  Comptroller  General  (FEBRUARY
                     1993)

      52.215-2       Audit--Negotiation (FEBRUARY 1993)

      52.215-22      Price  Reduction for  Defective  Cost or Pricing Data (Over
                     $100,000) (JANUARY 1991)

      52.215-24      Subcontractor   Cost  or  Pricing   Data  (Over   $100,000)
                     (DECEMBER 1991)

      52.215-27      Termination   of  Defined   Benefit   Pension  Plans  (Over
                     $100,000) (SEPTEMBER 1989)

      52.215-33      Order of Precedence (JANUARY 1986)

      52.215-39      Reversion  or  Adjustment  or  Plans  for   Post-retirement
                     Benefits  Other Than Pensions (PRB) (Over  $100,000)  (JULY
                     1991)

      52.216-7       Allowable Cost and Payment (JULY 1991)

      52.216-8       Fixed Fee (APRIL 1984)

      52.219-8       Utilization   of  Small   Business   Concerns   and   Small
                     Disadvantaged Business Concerns (FEBRUARY 1990)

      52.219-9       Small   Business   and   Small    Disadvantaged    Business
                     Subcontracting Plan (Over $500,000) (JANUARY 1991)

      52.219-13      Utilization of Women-Owned Small Businesses (AUGUST 1986)

      52.219-16      Liquidated   Damages--Small  Business  Subcontracting  Plan
                     (Over $500,000) (AUGUST 1989)

      52.220-1       Preference for Labor Surplus Area Concerns (APRIL 1984)

      52.220-3       Utilization of Labor Surplus Area Concerns (APRIL 1984)

      52.222-2 Payment for Overtime Premiums (Over $100,000) (JULY 1990) (NOTE: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

      52.222-18      Notification of Employee Rights Concerning Payment of Union
                     Dues or Fees (MAY 1992)

      52.222-20      Walsh-Healey Public Contracts Act (APRIL 1984)

      52.222-26      Equal Opportunity (APRIL 1984)

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


         FAR
      CLAUSE NO.     TITLE AND DATE

      52.222-28      Equal Opportunity  Preaward Clearance of Subcontracts (Over
                     $1,000,000) (APRIL 1984)

      52.222-35      Affirmative  Action for  Special  Disabled  and Vietnam Era
                     Veterans (APRIL 1984)

      52.222-36      Affirmative Action for Handicapped Workers (APRIL 1984)

      52.222-37      Employment   Reports  on  Special  Disabled   Veterans  and
                     Veterans of the Vietnam Era (JANUARY 1988)

      52.223-2       Clean Air and Water (Over $100,000) (APRIL 1984)

      52.223-6       Drug-Free Workplace (JULY 1990)

      52.225-11      Restrictions on Certain Foreign Purchases (MAY 1992)

      52.227-1       Authorization and Consent (APRIL 1984)

      52.227-2       Notice  and  Assistance   Regarding  Patent  and  Copyright
                     Infringement (APRIL 1984)

      52.227-3       Patent Indemnity (APRIL 1984)

      52.227-14      Rights in Data--General (JUNE 1987)

      52.232-9       Limitation on Withholding of Payments (APRIL 1984)

      52.232-17      Interest (JANUARY 1991)

      52.232-20      Limitation of Cost (APRIL 1984)

      52.232-23      Assignment of Claims (JANUARY 1986)

      52.232-25      Prompt Payment (SEPTEMBER 1992)

      52.232-28      Electronic Funds Transfer Payment Methods (APRIL 1989)

      52.233-1       Disputes (DECEMBER 1991)

      52.233-3       Protest After Award (AUGUST 1989) Alternate I (JUNE 1985)

      52.242-1       Notice of Intent to Disallow Costs (APRIL 1984)

      52.242-13      Bankruptcy (APRIL 1991)

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060

        FAR
      CLAUSE NO.     TITLE AND DATE

      52.243-2       Changes--Cost-Reimbursement   (AUGUST  1987)  Alternate  II
                     (APRIL 1984)

      52.244-2       Subcontracts   (Cost-Reimbursement  and  Letter  Contracts)
                     (JULY 1985)

      52.244-5       Competition in Subcontracting (APRIL 1984)

      52.245-5 Government Property (Cost-Reimbursement, Time-and-Material, or Labor-Hour Contracts) (JANUARY 1986)

      52.246-23      Limitation of Liability (APRIL 1984)

      52.248-1       Value Engineering (Over $100,000) (MARCH 1989)

      52.249-6       Termination (Cost-Reimbursement) (MAY 1986)

      52.249-14      Excusable Delays (APRIL 1984)

      52.253-1       Computer Generated Forms (JANUARY 1991)

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

        HHSAR
      CLAUSE NO.     TITLE AND DATE

      352.202-1      Definitions (APRIL 1984) Alternate I (APRIL 1984)

      352.228-7      Insurance - Liability to Third Persons (DECEMBER 1991)

      352.232-9      Withholding of Contract Payments (APRIL 1984)

      352.233-70     Litigation and Claims (APRIL 1984)

      352.242-71     Final Decisions on Audit Findings (APRIL 1984)

      352.270-5      Key Personnel (APRIL 1984)

      352.270-6      Publication and Publicity (JULY 1991)

      352.270-7      Paperwork Reduction Act (APRIL 1984)


          [End of GENERAL CLAUSES FOR A COST-PLUS-A-FIXED-FEE CONTRACT]

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060

ARTICLE I.2. AUTHORIZED SUBSTITUTIONS OF CLAUSE

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR 52.215-31, WAIVER OF FACILITIES CAPITAL COST OF MONEY (SEPTEMBER 1987) is added.

FAR 52.219-9,  SMALL BUSINESS AND SMALL  DISADVANTAGED  BUSINESS  SUBCONTRACTING
PLAN (JANUARY 1991), and FAR 52.219-16, LIQUIDATED DAMAGES--SMALL BUSINESS SUBCONTRACTING PLAN (AUGUST 1989), are deleted in their entirety.

FAR 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR 52.232-22, LIMITATION OF FUNDS (APRIL 1984), is substituted therefor.


ARTICLE 1.3. ADDITIONAL CONTRACT CLAUSES

a.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

     This contract incorporates the following clauses by reference, (unless otherwise noted), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

     1)   FAR 52.220-4, LABOR SURPLUS AREA SUBCONTRACTING PROGRAM (APRIL 1984).

     2)   FAR 52.224-1, PRIVACY ACT NOTIFICATION (APRIL 1984).

     3)   FAR 52.224-2, PRIVACY ACT (APRIL 1984).

     4)   ALTERNATE I (JUNE 1987), FAR 52.227-14,  RIGHTS IN DATA--GENERAL (JUNE
          1987).

     5)   FAR 52.247-63, PREFERENCE FOR U.S.-FLAG AIR CARRIERS  (APRIL 1984).

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATIONS/PUBLIC HEALTH SERVICE ACQUISITION REGULATIONS (HHSAR)/(PHSAR) (48 CFR CHAPTER 3)
     CLAUSES:

     This contract incorporates the following clauses by reference, (unless otherwise noted) with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

     1)  HHSAR 352.224-70, CONFIDENTIALITY OF INFORMATION (APRIL 1984).

     2) PHS 352.223-70, SAFETY AND HEALTH (APRIL 1984), is hereby incorporated in full text. See Part III, Section J of this contract.

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


c.   NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

     The following clauses are attached and made a part of this contract:

     1) NIH(RC)-7, PROCUREMENT OF CERTAIN EQUIPMENT (APRIL 1984) (OMB Bulletin 81-16).


ARTICLE I.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clause(s) in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1) CLAUSES:

a. FAR Clause 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-- MODIFICATION (NOVEMBER 1990)

           (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

           (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

           (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

          CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)

           (1) I, ___________________ [Name of certifier] am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ___________________ [contract and modification number].

           (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of ____________________[Name of Offeror] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


      (3)  Violations or possible  violations:  [Continue on plain bond paper if
necessary  and  label   Certificate   of   Procurement   Integrity--Modification
(Continuation Sheet), ENTER "NONE" IF NONE EXISTS]

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- ----------------------------------
[Signature of the officer or employee responsible for the modification proposal and date]

- ----------------------------------
[Typed name of the officer or employee responsible for the modification proposal]

*Subsections   27(a),   (b),  and  (d)  are   effective  on  December  1,  1990.
Subsection(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             [End of certification]

      (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

      (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                 [End of clause]

                                             Biotech Research Laboratories, Inc.
                                                                    N01-CP-33060


                                    PART III

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1) Invoice/Financing Request Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-l (6/18/92), 5 pages.

2)   Financial Report of Individual Project/Contract, NIH 2706, (5/92), 1 page.

3) Instructions for Completing form NIH 2706, Financial Report of Individual Project/Contract, (5/92), 3 pages.

4) Privacy Act System of Records, Number 09-25-0130, as cited in the Federal Register Notice issued in Volume 56, Number 8, (1/11/91), 2 pages.

5)   Safety and Health, PHSAR Clause 352.223-70,(4/84), 2 pages.

6)   Procurement of Certain Equipment, NIH(RC)-7, (4/1/84), 1 page.

7)   Schedule II-A, Government Furnished Property, (3/1/93), 6 pages.


                                     PART IV

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1)   Representations and Certifications, dated October 23, 1992.


                               END of the SCHEDULE
                                   (CONTRACT)

                     INVOICE/FINANCING REQUEST INSTRUCTIONS
              FOR NIH COST-REIMBURSEMENT TYPE CONTRACTS. NIH(RC)-l

General: The Contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal; and Standard Form 1035, Public Voucher for Purchases and Services Other Than Personal--Continuation Sheet, or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on Form NIH 2706, Financial Report of Individual Project/Contract, or on the payee's letterhead or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the payment clause shall be submitted monthly unless otherwise authorized by the Contracting Officer.

Cost Incurrence Period:Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (1) Costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the Contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. Where expenditures are made in a currency other than United States dollars, billings on the contract shall be expressed, and reimbursement by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer's approval which are not set forth in an advance understanding in the contract shall be so identified and reference the Contracting Officer's Authorization
(COA) number.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a) Interim Invoice/Contract Financing Request: These are interim payment requests during the contract performance period.








NIH(RC)-1                                                           ATTACHMENT 1
Rev. 6/18/92








(b) Completion Invoice: The completion invoice is a final invoice which is submitted promptly upon completion of the work, but no later than one year from the contract completion date. The completion invoice should be submitted when all costs (except for finalization of indirect cost rates) have been assigned to the contract and all performance provisions have been completed.

(c) Final Invoice: A revised final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., final indirect cost rates and resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the explanatory notes below. These notes are keyed to the entries of the sample invoice/financing request.

(a) Payor's Name and Address: The paying office and address, identified in the Invoice Submission clause of the contract, shall be entered on all copies of the invoice/financing request.

(b) Invoice/Financing Request Number: Insert the appropriate serial number of the invoice/financing request.

(c)   Date   Invoice/Financing   Request   Prepared:   Insert   the   date   the
      invoice/financing request is prepared.

(d) Contract Number and Date: Insert the contract number and the date of the contract.

(e) Payee's Name and Address: Show the Contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the Contractor, or a different payee has been designated, then insert the name and address of the payee instead of the Contractor.

(f) Total Estimated Cost of Contract: Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g)   Total Fixed-Fee: Insert the total fixed-fee (where applicable).

(h)   Billing  Period:  Insert the beginning and ending dates (day,  month,  and
      year)  of  the  period  in  which  costs  were   incurred  and  for  which
      reimbursement is claimed.

(i) Amount Billed for Current Period: Insert the amount billed for the major cost elements, adjustment and adjusted amounts for the period.

(j) Cumulative Amount from Inception to Date of this Billing: Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.







NIH(RC)-1                                                           ATTACHMENT 1
Rev. 6/18/92








(k) Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled Costs Requiring Prior Approval on page 1 of these instructions.

      (1) Direct Labor: This consists of salaries and wages paid (or accrued) for direct performance of the contract.

      (2) Fringe Benefits: This represents fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

      (3) Accountable Personal Property: This category of cost includes permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (See the DHHS Contractor's Guide for Control of Government Property.) Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS-565, "Report of Accountable Property," in accordance with the following instructions:

           List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

                 (A) The item number for the specific piece of equipment  listed in the Property Schedule;

                 (B) The Contracting Officer's  Authorization letter and number, if the equipment is not covered by the Property Schedule, or;

                 (C) Be preceded by an asterisk  (*) if the  equipment  is below the approval level.

           Further itemization of invoices/financing requests shall only be required for items having specific limitations set forth in the contract.

      (4) Materials and Supplies: This category includes equipment with unit costs of less than $500 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

      (5)  Premium Pay: This is remuneration in excess of the basic hourly rate,

      (6) Consultant Fee: Fees paid to consultants. Identify consultant by name or category as set forth in the contract's advance understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

      (7) Travel: Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel should be billed separately from domestic travel.




NIH(RC)-1                                                           ATTACHMENT 1
Rev. 6/18/92








      (8)  Subcontract Costs: List subcontractor(s) by name and amount billed.

      (9) Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amount separately. If the contract contains restrictions on any cost element, that cost element should be listed separately.

(l) Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m) Indirect Costs--Overhead: Cite the formula (rate and base) in effect during the time the cost was incurred and for which reimbursement is claimed. If special rate is being used; e.g., off-site, then so specify.

(n) Fixed-Fee: If the contract provides for a fixed-fee, it must be claimed as provided for by the contract. Cite the formula or method of computation.

(o) Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(p) Adjustments: This includes amounts conceded by the Contractor, outstanding suspensions and disapprovals subject to appeal.

(q)   Grand Totals

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.





NIH(RC)-l                                                           ATTACHMENT 1
Rev. 6/18/92





                        SAMPLE INVOICE/FINANCING REQUEST



(a)   Payor's Name and Address                              (b) Invoice/Financing  Request No.
         NATIONAL INSTITUTES OF HEALTH
         Division of Financial Management
         Contracts Section, FAAB                            (c) Date Voucher Prepared
         Building 31, Room B1B05A
         Bethesda, Maryland  20892
                                                            (d) Contract No. and Date

(e)   Payee's Name and Address
         ABC CORPORATION                                    (f) Total Est. Cost of Contract
         100 Main Street
         Anywhere, U.S.A.  zip code
                                                            (g) Total Fixed-Fee
         Attention:  Name, Title and Phone Number of
                     Official to Whom Payment is Sent


(h) This invoice/financing request represents reimbursable costs from August 1, 1982 through August 31, 1982.

                                                  (i) Amount Billed    (j) Cumulative Amt. From
                                                       for Current           Inception to Date
                                                         Period               of this Billing

(k)   Direct Costs

        (1) Direct Labor                                 $ 3,400                   $ 6,800
        (2) Fringe Benefits                                  600                     1,200
        (3) Accountable Personal Property
                (Attach HHS-565)
                Permanent Research                          3,000                   8,000
                General Purpose                             2,000                   2,000
        (4) Materials and Supplies                          2,000                   4,000
        (5) Premium Pay                                       100                     150
        (6) Consultant Fee                                    100                     100
                Dr. Jones/1 day @ 100 (COA #3)
        (7) Travel -- (Domestic)                              200                     200
                      (Foreign)                               200                     200
        (8) Subcontract Cost                                    0                       0
        (9) Other                                               0                       0

                           Total Direct Costs             $11,600                 $20,650

(l) Cost of Money
        (Factor) of (Approp. Base)                          2,400                   3,600

(m) Indirect Costs - Overhead
        % of Direct Labor or Other Base (Formula)           4,000                   6,000

(n) Fixed-Fee Earned (Formula)                                700                   1,400

(o) Total Amount Claimed                                  $18,700                $31,650

(p) Adjustments
               Outstanding Suspensions

(q) Grand Totals                                          $18,700                $29,950


"I certify that all payments requested are for appropriate purposes and in accordance with the contract."



               (Name of Official)                             (Title)





NIH(RC)-1                                                           ATTACHMENT 1
Rev. 6/18/92










                  National Institute of Health                    Project Task                       Contract No.

                 Financial Report of Individual
                        Project/Contract
                                                                  Reporting Period                   Contractor's Name and Address
             Complete this form in accordance with accompanying instructions.

    Expenditure Cagetory       Percentage of Effort/Hours         Cumulative        Incurred         Cumulative        Estimated
                                                                   Insurred       Cost-Current      Cost to Date        Cost to
                                                                 Cost at End         Period           (D + E)           Complete
                                                               of Prior Period
                                Funded           Actual
             A                    B                 C                 D                 E                F                 G
Direct Labor                  22,435

Overhead

Materials/Supp.

Shipping

Freezer Maint.

G&A

Fixed Fee
Government Furnished Equip.



TOTAL CPFF







                       Date of Report      0990-0134
                                           0990-0131





                     Estimated           Funded       Variance (Over
                      Cost at       Contract Amount      or Under)
                    Completion          Year 1           (I - H)
                      (F + G)

                         H                 I                 J

Direct Labor        [Language  Deleted due to Confidential  Treatment  Request.]

Overhead            [Language  Deleted due to Confidential  Treatment  Request.]

Materials/Supp.     [Language  Deleted due to Confidential  Treatment  Request.]

Shipping            [Language  Deleted due to Confidential  Treatment  Request.]

Freezer Maint.      [Language  Deleted due to Confidential  Treatment  Request.]

G&A                 [Language  Deleted due to Confidential  Treatment  Request.]

Fixed Fee           [Language  Deleted due to Confidential  Treatment  Request.]
Government Furnished Equip.
                    [Language  Deleted due to Confidential  Treatment  Request.]


TOTAL CPFF


NIH 2706 (5/92) Formerly HHS646

                                                                    ATTACHMENT 2


                    INSTRUCTIONS FOR COMPLETING FORM NIH 2706
                "FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT"

GENERAL INFORMATION

Purpose. Form NIH 2706 is designed to: (1) provide a management tool for use by NIH in monitoring the application of financial and personnel resources to NIH contracts, (2) provide contractors with financial and personnel management data which is usable in their management processes, (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel, and (4) obtain contractor's analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

(a) Scope. The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award. The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

(b) Number of Copies and Mailing Address. An original and two (2) copies of the report(s) shall be sent to the Contracting Officer at the address shown on the face page of the contract, no later than the 30th working day after the end of the period reported.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate Form NIH 2706, except where it is determined by the Contracting Officer that separate reporting is necessary. Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action). Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing Form NIH 2706. For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized. Each contract will specify the categories to be reported.

(1) Personnel--Professional. Included are the senior level and all other personnel whose total annual salary rates are $50,000 or more. It should include key personnel regardless of annual salary rates. All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract. The listing must be kept up to date.

(2) Personnel--Other. This will be listed as one amount unless otherwise required by the contract.

Form NIH 2706, Instructions                                         ATTACHMENT 3
(5/92)









(3) Fringe Benefits. Include allowances and services provided by the Contractor to employees as compensation in addition to regular salaries and wages. If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category. If a rate has not been established, the various fringe benefit costs may be required to be shown separately. Fringe benefits which are included in the indirect cost rate should not be shown here.

(4) Accountable Personal Property. Nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost. Form HHS 565, "Report of Accountable Property," must accompany the contractor's public voucher (SF 1034/SF 1035) or this report if not previously submitted. See "Contractor's Guide for Control of Government Property."

(5) Supplies. Includes the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6) Inpatient Care. Costs associated with a subject while occupying a bed in a patient care setting. It normally includes both routine and ancillary costs.

(7) Outpatient Care. Costs associated with a subject while not occupying a bed. It normally includes ancillary costs only.

(8) Travel. Includes all direct costs of travel, including transportation, subsistence and miscellaneous expenses. Travel for staff and consultants shall be shown separately. Identify foreign and domestic travel separately. If required by the contract, the following information shall be submitted: (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9) Consultant Fee. Fees paid to consultant. Identify each consultant with effort expended, billing rate, and amount billed.

(10) Premium pay. Includes the amount of salaries and wages over and above the basic rate of pay.

(11) Subcontracts. List each subcontract by name and amount billed.

(12) Other costs. Includes a number of separate expenditure categories for which the Government does not require individual line item reporting. It may include some of the above categories.

(13) Overhead/Indirect Costs. Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14) General and Administrative expense. Cite the rate and the base. In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15) Fee. If any, cite the fee earned.

(16) Total Costs to the Government.


Form NIH 2706, Instructions                                         ATTACHMENT 3
(5/92)








PREPARATION INSTRUCTIONS

These instructions are keyed to the columns on Form NIH 2706.

Column A--Expenditure Category. Enter in column A the expenditure categories required by the contract.

Column B--Percentage of Effort/Hours Funded. Enter in column B the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in column A.

Column C--Percentage of Effort/Hours-Actual. The Contractor will enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D--Cumulative Incurred Cost at End of Prior Period. This column should show the cumulative incurred costs up to the end of the prior reporting period. This column will be blank at the time of the submission of the initial report.

Column E--Incurred Cost-Current Period. The Contractor should enter the costs which were incurred during the current period.

Column F--Cumulative Incurred Cost to Date. The Contractor should enter the combined total of Columns D and E.

Column G--Estimated Cost to Complete. Entries need only be made when the Contractor estimates that a particular expenditure category will vary from the amount funded. Realistic estimates are essential.

Column H--Estimated Costs at Completion. No entry is required in this column unless an entry is made in Column G.

Column I--Funded Contract Amount. Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J--Variance (Over or Under). This column need not be filled in when Column H is blank. When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and funded costs (Column I). When a line item varies by plus or minus 10%, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) clause of the contract.

Modifications. Any modification in the amount funded for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Funded. An expenditure for an item for which no amount was funded (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in except for I. Column J will of course show a 100% variance and will be explained along with those identified under J above.

Form NIH 2706, Instructions                                         ATTACHMENT 3
(5/92)




     Federal Register / Vol. 56, No. 8 / Friday, January 11, 1991 / Notices


SYSTEMS EXEMPTED FROM CERTAIN PROVISIONS OF THE ACT:

   None.

   89-25-0138

   SYSTEM NAME:

Clinical Research: Environm and Epidemiologic Studies in the Div National Cancer etiology, HHS/NIH/NCL Institutes

   SECURITY CLASSIFICATION:

   None.

   SYSTEM LOCATION:

   National Institutes of Health, Executive Plaza North, room 443, 0130 Executive Blvd., Bethesda, MD 20882, and National Institutes of Health, Building 12, 9000 Rockville Pike, Bethesda, MD 20882, and at hospitals, medical schools, universities, research institutions, commercial organizations, state agencies, and collaborating government agencies. A list of locations and contracts is available upon request from the system manager.

CATEGORIES OF INDIVIDUALS COVERED BY THE SYSTEM:

   Patients with cancer and other environmentally caused diseases, (e.g., birth defects), patients with other diseases (e.g., heart disease), normal and other persons (e.g., family members) for the purpose of making comparisons.

CATEGORIES OF PERSONS IN THE SYSTEM:

   Medical   records,   progress   reports,   correspondence,    epidemiological
   computerized data and records on biological specimens (e.g., blood, tumors, urine, etc.).

AUTHORITY FOR MAINTENANCE OF THE SYSTEM:

   42 U.S.C. 241, AND 282.

PURPOSE(S) OF THE SYSTEM:

   To determine: (1) Factors or substances in the environment which cause cancer; (2) ways in which these factors or substances may cause cancer; (3) characteristics of persons who may be particularly susceptible to the environmental factor(s) or substance(s) and/or to cancer.

ROUTINE USES OF RECORDS MAINTAINED IN THE SYSTEM, INCLUDING CATEGORIES OF USERS AND THE PURPOSES OF SUCH USES

   1. Disclosure may be made to HHS contractors, grantees and collaborating researchers and their staff in order to accomplish the research purposes for which the records are collected. The recipients are required to protect such
   records  from  improper   disclosure.

   2. Disclosure may be made to a congressional office from the record of


                                                                    ATTACHMENT 4





     Federal Register / Vol. 56, No. 8 / Friday, January 11, 1991 / Notices

an individual in response to an inquiry from the congressional office made at the request of the individual.

     3. The Department contemplates that it will contract with a private firm for the purpose of collating, analyzing, aggregating or otherwise refining records in this system. Relevant records will be disclosed to such a contractor. The contractor shall be required to maintain Privacy Act safeguards with respect to such records.

     4. In the event of litigations where the defendant is (a) the Department, any component of the Department, or any employee of the Department in his or her official capacity; (b) the United States where the Department determines that the claim, if successful, is likely to directly affect the operations of the Department or any of its components; or (c) any Department employee in his or her individual capacity where the Justice Department has agreed to represent such employees, or example in defending against a claim based upon an individual's mental or physical condition and alleged to have arisen because of activities of the Public Health Services in connection with such individual, the Department may disclose such records as it deems desirable or necessary to the Department of Justice or other appropriate Federal agency to enable that agency to present an effective defense, provided that such disclosure is compatible with the purpose for which the records were collected.

POLICIES AND PRACTICES FOR STORAGE, RETRIEVING, ACCESSING, RETAINING AND DISPOSING OF RECORDS IN THE SYSTEM:


STORAGE:

     File folders, microfilm, charts, graphs, computer tapes, disks, and punch cards.

RETRIEVABILITY:

     By name and/or code number.

SAFEGUARDS:

     HHS contractors and collaborating researchers are required to comply with the provisions of the Privacy Act and with Department Regulations. Subjects participating in a clinical study are advised that their identity will only be known to those who are involved in conducting the study and that any published findings will be in a format which precludes individual identification.

     1. Authorized Users: Employees who maintain records in this system are instructed to grant regular access only to physicians, scientists and support staff of the National Cancer Institute, collaborating researchers, or HHS contractors, whose duties require the use of ATTACHMENT 4 such information. Other one-time and special access by other employees is granted on a need-to-know basis as specifically authorized by the system manager.

     2. Physical Safeguards: Data are kept in secured areas with access limited to authorized personnel (system manager, project officer, contracting officer, collaborating researchers, staff, and HHS contractors). Data transmitted to the NCI are in a form which precludes individual identification.

     3. Procedural Safeguards: For computerized records, the contractor is required to comply, where appropriate, with Department standards and National Bureau of Standards Guidelines. For example, access is controlled by the use of security codes known only to authorized personnel. These practices are in compliance with the standards of Chapter 45-13 of the HHS General Administration Manual. "Safeguarding Records Contained in Systems of Records," supplementary Chapter PHS bf: 45-13, and Part 6, "ADP Systems Security," of the HHS Information Resources Management Manual and the National Institute of Standards and Technology Federal Information Processing Standards (FIPS Pub. 41 and FIPS Pub. 31).

RETENTION AND DISPOSAL:

     Records are retained and disposed of under the authority of the NIH Records Control Schedule contained in NIH Manual Chapter 1743, Appendix 1--"Keeping and Destroying Records" (HHS Records Management Appendix B-301), item 3000-G-3, which allows records to be kept as long as they are useful in scientific research. Refer to the NIH Manual Chapter for specific disposition instructions.


SYSTEM MANAGER AND ADDRESS:

     National  Cancer  Institute,   Chief,  Environmental  Epidemiology  Branch,
Executive Plaza North, room 443, 0130 Executive Blvd., Bethesda, Maryland 20862.

NOTIFICATION PROCEDURE:

     To determine if a file exists, write to System Manager and provide the following information:

     a. System name: Environmental Epidemiologic Studies in the Division of Cancer Causes and Prevention;
     b. Complete Name at time of study;
     c. Facility and Home Address at the time the study was undertaken;
     d. Date(s) at the time the information was provided (if known);
     e. Birth date;
     f.  Disease  type (if  known)

     The requester must also verify his or her identify by providing either a notarization of the request or a written certification that the requester is who he or she claims to be and understands that the knowing and willful request for acquisition of a record pertaining to an individual under false pretense is a criminal offense under the Act, subject to five thousand dollar fine.

     Individuals seeking notification of or access to medical records should designate a representative (including address) who may be a physician, other health professional, or other responsible individual who would be willing to review the record and inform the subject individual of its contents, at the representative's discretion.

     A parent or guardian who requests notification of or access to a child's or incompetent person's medical record shall designate a family physician or other health professional (other than a family member) to whom the record; if any, will be sent. The parent or guardian must verify relationship to the child or incompetent person as well as his or her own identity.

RECORD ACCESS PROCEDURE:

     Write to System Manager and specify the record sought. The same information required above for notification is also needed for access. Individuals may also request listings of accountable disclosures that have been made of their records, if any.

CONTESTING RECORDS PROCEDURE

     Write to System Manager and specify the record and the part(s) to be contested, and state the corrective action sought and the reasons for the correction. The right to contest records is limited to information which is incomplete, irrelevant, incorrect, or untimely (obsolete).

RECORD SOURCE CATEGORIES

     HHS agencies, institutions under contract to the U.S. Government, universities, medical schools, hospitals, research institutions, commercial institutions, state agencies, other U.S. Government agencies, patients and normal volunteers, physicians, research investigators and other collaborating personnel.

SYSTEMS EXEMPTED FROM CERTAIN PROVISIONS OF THE ACT:

     None.







PHS 352.223-70 SAFETY AND HEALTH (APRIL 1984)

(a) In order to provide safety controls for protection to the life and health of employees and other persons; for prevention of damage to all property; and for avoidance of work interruptions in the performance of the contract; the Contractor will consult, comply with, and include in all applicable subcontracts, the following standards, as appropriate:

     (1)  Biosafety  in  Microbiological  and  Biomedical   Laboratories,   U.S.
          Department of Health and Human  Services,  Centers for Disease Control
          (CDC) and the NIH, HHS Pub. No. (CDC) 88-8395.

     (2) Recommendations for Prevention of HIV Transmission in Health-Care Settings, Morbidity and Mortality Report, August 21, 1987, Vol. 35, No. 2S.

     (3) Update: Universal Precautions for Prevention of Transmission of Human Immunodeficiency Virus, Hepatitis B Virus, and Other Bloodborne Pathogens in Health-Care Settings. Morbidity and Mortality Weekly Report, June 24, 1988, Vol. 37, No. 24.

     (4) Agent Summary Statement for Human Immunodeficiency Viruses (HIV); Included are GTLV-III, LAV, HIV-1, and HIV-2. Morbidity and Mortality Weekly Report, April 1, 1988, Vol. 37, No. S4.

     (5) Recommendations for the Safe Handling of Parentoral Antineoplastic Drugs, NIH Publication No. 83-2621.

     (6) NIH Guidelines for the Laboratory Use of Chemical Carcinogens, NIH No. 81-2385.

      The above, (1) - (6), may be obtained from:

                 Division of Safety
                 Office of Research Services
                 National Institutes of Health
                 Building 31, Room 1C02
                 Bethesda, Maryland 20892

     (7) Guidelines for Research Involving Recombinant DNA Molecules (49 FR 46266 latest revision) and Administrative Practices Supplement. These may be from:

                 Office of Recombinant DNA Activities
                 Office of Science Policy and Legislation
                 National Institutes of Health
                 Building 31, Room B1C34
                 Bethesda, Maryland 20892







Safety and Health Clause                                            ATTACHMENT 5
PHS 352.223-70 (04/84)








     (8) Procedures for the Domestic handling and Transport of Diagnostic Specimens and Etiologic Agents, National Committee for Clinical Laboratory Standards, July 17, 1985, Vol. 5. This may be obtained from

                 National Committee for Clinical Laboratory Standards 771 East Lancaster Avenue
                 Villanova, Pennsylvania 19085

      Further, the Contractor shall take or cause to be taken such additional safety measures as the Contracting Officer may determine to be reasonably necessary; provided, that if compliance with such additional safety measures results in a material increase in the cost or time of performance of the contract, an equitable adjustment will be made in accordance with the clause of this contract entitled "Changes."

(b) Prior to commencement of work, the Contractor will submit in writing its plan for complying with the safety and health provisions of this contract, and will meet with the Contracting Officer or his/her designated representative to discuss and develop a mutual understanding relative to administration of the overall safety program.

(c) During the performance of work under this contract, the Contractor shall comply with all procedures prescribed by the Contracting Officer for the control and safety of persons visiting the job site and will comply with such requirements to prevent accidents as may be prescribed by the Contracting Officer.

(d) The Contractor will maintain an accurate record of, and report to the Contracting Officer in such manner as the Contracting Officer may prescribe, all accidents and incidents resulting in death, traumatic injury, occupational disease, and/or damage to all property incident to work performed under the contract.

(e) The Contracting Officer shall notify (if otherwise, confirm in writing) the Contractor of any noncompliance with the provisions of this clause and corrective action to be taken. After receipt of such notice, the Contractor shall immediately take such corrective action. (Such notice, when delivered to the Contractor or its representative at the site of the work, shall be deemed sufficient for the purpose.) If the Contractor fails or refuses to comply promptly, the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action has been taken. No part of the time lost due to any such stop order shall be the subject of claim for extension of time or for costs or damages by the Contractor.

(f) The Contractor shall insert the substance of this clause in each subcontract involving the use of hazardous materials or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.


                                 [End of Clause]




Safety and Health Clause                                            ATTACHMENT 5
PHS 352.223-70 (04/84)








                        PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

            67 - Photographic Equipment
            69 - Training Aids and Devices
            70 - General Purpose ADP Equipment, Software, Supplies
                 and Support (Excluding 7045-ADP Supplies and
                 Support Equipment.)
            71 - Furniture
            72 - Household and Commercial Furnishings and Appliances 74 - Office Machines and Visible Record Equipment
            77 - Musical Instruments, Phonographs, and Home-type
                 Radios
            78 - Recreational and Athletic Equipment


When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a cost-reimbursement contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.





NIH(RC)-7  (4/1/84)                                                 ATTACHMENT 6
OMB Bulletin 81-16







Biotech Research

                                  SCHEDULE II-A
                                 Master List of
                          Government Furnished Property


Description                             Model #         Serial #       Gov. Decal #   Location          Cost ($)  Date
                                                                                                                  Acquired
Freezer, Mechanical MPG/Forma           8158            80638-004      467579         3 Taft, Annex        1,780            04/03/82
Freezer, Mechanical MPG/Forma           8158            80856-007      481561         3 Taft, Annex        4,850            10/22/84
Freezer, Mechanical MPG/Forma           8158            80638-005      467580         3 Taft, Annex        1,780            04/03/82
Freezer, Mechanical MPG/Forma           8158            80638-003      467578         3 Taft, Annex        1,780            04/03/82
Freezer, Mechanical MPG/Forma           8158            80856-008      467628         3 Taft, Annex        4,850            10/22/84
Freezer, Mechanical MPG/Forma           8358            69929-77       467349         3 Taft, Annex        4,539            12/27/83
Freezer, Mechanical MPG/Forma           8358            69566-1        449931         3 Taft, Annex        4,539            08/03/83
Freezer, Mechanical MPG/Forma           8358            69566-2        449932         3 Taft, Annex        4,539            08/03/83
Freezer, Mechanical MPG/Forma           8358            60091-118      468220         3 Taft, Annex        4,539            06/28/84
Freezer, Mechanical MPG/Forma           8358            60091-119      468222         3 Taft, Annex        4,539            06/28/84
Freezer, Mechanical MPG/Forma           8358            60342-261      486569         3 Taft, Annex        4,732            05/02/85
Freezer, Mechanical MPG/Forma           8358            80128-320      496994         3 Taft, Annex        4,680            07/25/85
Freezer, Mechanical MPG/Forma           8358            81043-402      None           3 Taft, Annex        4,680            07/01/85
Freezer, Mechanical MPG/Forma           8358            81391-455      509353         3 Taft, Annex        4,680            02/18/86
Freezer, Mechanical MPG/Forma           8358            81611-479      509354         3 Taft, Annex        4,680            06/25/86
Freezer, Mechanical MPG/Forma           8358            82004-659      525534         3 Taft, Annex        4,275            05/06/87
Freezer, Mechanical MPG/Forma           8358            82004-658      525535         3 Taft, Annex        4,275            05/06/87
Freezer, Mechanical MPG/Forma           8358            82189-762      600051         3 Taft, Annex        4,792            11/01/87
Freezer, Mechanical MPG/Forma           8358            82154-858      None           3 Taft, Annex        4,857            08/01/88
Freezer, Mechanical MPG/Forma           8358            82154-857      None           3 Taft, Annex        4,857            08/01/88
Freezer, Mechanical MPG/Forma           8358            82154-860      None           3 Taft, Annex        4,857            08/01/88
Freezer, Mechanical MPG/Forma           8458            83029-220      None           3 Taft, Annex        4,743            06/01/89
Freezer, Mechanical MPG/Forma           8458            83029-219      None           3 Taft, Annex        4,743            06/01/89
Freezer, Mechanical MPG/Forma           8458            83071-255      609114         3 Taft, Annex        4,743            09/01/89
Freezer, Mechanical MPG/Forma           8458            83071-256      609115         3 Taft, Annex        4,743            09/01/89
Freezer, Mechanical MPG/Forma           8458            83327-403      623931         3 Taft, Annex        5,028            04/01/90
Freezer, Mechanical MPG/Forma           8458            83327-402      623932         3 Taft, Annex        5,028            04/01/90
Freezer, Mechanical MPG/Forma           8458            83510-576      811081         3 Taft, Annex        4,473            12/01/90
Freezer, Mechanical MPG/Forma           8458            83510-578      811080         3 Taft, Annex        4,473            12/01/90
Freezer, Mechanical MPG/So-Low          SE27-120        8889646        01023091       3 Taft, Annex                            11/92
Freezer, Mechanical MPG/So-Low          SE27-120        8889645        01023092       3 Taft, Annex                            11/92
Freezer, MFG/Montgomery Ward                                           None           3 Taft, Lab D          450
Freezer Racks, for Mechanical           820012                         449933         3 Taft, Annex        2,884            08/03/83
  MFG/Forma
Freezer Racks, for Mechanical (2 sets   12-2                           None           3 Taft, Annex        5,469           03/05/91
   MFG / Cryo
Freezer, LN 2 MFG / MVE                 A4500           449-B          449930         3 Taft, Freezer Rm   6,909           07/06/83
Freezer, LN 2 MFG / MVE                 A4500           448-B          449929         3 Taft, Freezer Rm   6,909           07/06/83
Freezer, LN 2 MFG / MVE                 A4500           276-B          467577         3 Taft, Freezer Rm   1,460           04/03/82
Freezer, LN 2 MFG / MVE                 A4500           272-B          467576         3 Taft, Freezer Rm   1,460           04/03/82
Freezer, LN 2 MFG / MVE                 A4500           274-B          467575         3 Taft, Freezer Rm   1,460           04/03/82
Freezer, LN 2 MFG / MVE                 A4500           481-B          481973         3 Taft, Freezer Rm   7,500           04/01/85
Freezer, LN 2 MFG / MVE                 A4500           561            509677         3 Taft, Freezer Rm   7,800           08/22/86
Freezer, LN 2 MFG / MVE                 A4500           595            530495         3 Taft, Freezer Rm   8,952           09/01/87
Freezer, LN 2 MFG / MVE                 A4500           593            530496         3 Taft, Freezer Rm   8,952           09/01/87
Freezer, LN 2 MFG / MVE                 XLC1110         DKA88J102      None           3 Taft, Freezer Rm   9,500           09/01/88
Freezer, LN 2 MFG / MVE                 XLC1110         DKG89G101      609116         3 Taft, Freezer Rm   9,870           09/01/89
Freezer, LN 2 MFG / MVE                 XLC1110         DKC89G103      609117         3 Taft, Freezer Rm   9,870           09/01/89
Freezer, LN 2 MFG / MVE                 XLC1110         DKD90B102      623933         3 Taft, Freezer Rm   9,870           04/01/90
Freezer, LN 2 MFG / MVE                 XLC1110         DKD90B101      623934         3 Taft, Freezer Rm   9,870           04/01/90
Freezer, LN 2 MFG / MVE                 XLC1110         DFK90K110      811082         3 Taft, Freezer Rm  10,077           12/01/90
Freezer Racks, for LN 2 (2 sets)        9-2                            44934          3 Taft, Freezer Rm   2,260           08/12/83
   MFG/MVE                                                             44935
Freezer Racks, for LN 2 MFG / MVE       12-2C                          468221         3 Taft, Freezer Rm   2,970           08/17/84
Freezer Racks, for LN 2 MFG / MVE       9-2C                           481973         3 Taft, Freezer Rm   1,300           04/01/85
Freezer Racks, for LN 2 MFG / MVE       12-2C                          486570         3 Taft, Freezer Rm   2,805           05/22/85
Freezer Racks, for LN 2 MFG / Cryo      9-2                            None           3 Taft, Freezer Rm   1,409           03/05/91
Centrifuge, Micro MFG/Fisher            59              1611           467566         3 Taft, Lab D        1,100           04/03/82
Centrifuge MFG/IEC                      PR-6            47914P2        295075         3 Taft, Lab D        2,606           04/03/82
Centrifuge MFG/Beckman                  TJ-6            10309          481563         3 Taft, Lab D        2,900           10/22/84
Centrifuge MFG/IEC                      CRU-5000        23452863       467626         3 Taft, Lab D        2,950           10/22/84
Centrifuge with H-100B Rotor            RT6000B         8601962        509355         3 Taft, Lab D        7,325           07/17/86
    MFG/Sorvall

Water Bath MFG/Precision Scientific     182             22AM/7         467574         3 Taft, Lab D          450           04/03/82
Water Bath MFG/Precision Scientific     184             22AM/6         467572         3 Taft, Lab D          450           04/03/82
Hood, Laminar Flow MFG/Nuaire, Inc.     NU-408-424      4009 MM-A      467568         3 Taft, Lab D        8,952           04/03/82
Hood, Laminar Flow MFG/CCI              740             13406          418708         3 Taft, Annex        8,952           05/01/90
Coulter Counter MFG/Coulter Electron    ZBi             5632           467567         3 Taft, Lab D       10,000           04/03/82
Tank, TN 2 MFG/MVE                      160L DURA-LO    L83112112CA    467514         3 Taft, Freezer Rm   1,295           02/06/84
Freezer, Control Rate; Programmer       900             81050ID        496118         3 Taft, Freezer Rm   9,870               1986
    Controller, & Recorder
    MFG/Cryomed

Freezer, Control Rate; Chamber          990             81020F         496118         3 Taft, Freezer Rm                       1986
    MFG/Cryomed

Freezer, Control Rate; Programer &      1010            89-22026       None           3 Taft, Freezer Rm                   06/01/89
    Controller MFG/Cryomed

Freezer, Control Rate; Recorder         L655221         1288/89        None           3 Taft, Freezer Rm                   06/01/89
    MFG/Cryomed

Freezer, Control Rate; Chamber          2700C           882110         None           3 Taft, Freezer Rm                   06/01/89
    MFG/Cryomed

Refrigerator MFG/Puffer Hubbard         LR201T4         11138          277520         3 Taft, Lab D          880           04/03/82
Refrigerator MFG/Gibson                 RT173WJGB       0781677522     401923         3 Taft, Lab D          310           10/22/84
Freezer, Mechanical MFG/Forma           8458            84200-00719    811940         3 Taft, Annex        5,431           08/28/91
Freezer, Mechanical MFG/Forma           8458            84200-00720    811941         3 Taft, Annex        5,431           08/28/91
Freezer, LN2MFG/MVE                                     DFK91G101      811942         3 Taft, Freezer Room 9,870           08/28/91
Freezer Racks for LN2MFG/MVE                                                          3 Taft, Freezer Room 2,000           08/28/91
Freezer Racks for LN2MFG/MVE                                                          3 Taft, Freezer Room 1,725           08/28/91
COMPUTER EQUIPMENT
Computer, 286 MFG/Compaq                20              48-14AM3B1292  None           3 Taft, Office D     2,195           12/01/88
Monitor, Monochrome                     1418            AONO7564       None           3 Taft, Office D       157           12/01/88
    MFG/Packard Bell

Printer MFG/Epson                       DFX-5000        OOG0000823     None           3 Taft, Office D     1,517           12/01/88
Modem MFG/Hayes                         2400B                          None           3 Taft, Office D       443           12/01/88
Graphic Card MFG/Hercules                                              None           3 Taft, Office D       194           12/01/88
Program, MS DOS MFG/Compaq              V3.3                           None           3 Taft, Office D        84           12/01/88
Disc Drive/Compaq                                                      None           3 Taft, Office D       400           06/25/91
Hard Drive/Compaq                                                      None           3 Taft, Office D       538           07/09/91
Keyboard/Compaq                                                        None           3 Taft, Office D                     07/09/91
Liquid Nitrogen Dry                     CRYOMED         CMD-20-1       916815                              1,100              11/91
    Shipper                             CMD-20

Liquid Nitrogen Dry                     CRYOMED         CMD-20-2       916816                              1,100              11/91
    Shipper                             CMD-20

Freezer, LN2 MFG/MVE                    XLC 1110        JIA92B101      871521                              9,882              05/92
Freezer, Mechanical MFG/So-Low          SE27.120        9192769        871522                              5,243              06/92
Freezer, Mechanical MFG/So-Low          SE27.120        9192768        871523                              5,243              06/92
